Exhibit 99.2

Household International, Inc. and Subsidiaries
Debt and Preferred Stock Securities Ratings
	Standard & Poor's Corporation	Moody's Investors Service	Fitch, Inc.*
Household International, Inc.
Senior debt	A-	A3	A
Commercial paper	A-2	P2	F-1
Preferred stock	BBB	Baa2	A-

Household Finance Corporation
Senior debt	A-	A2	A
Senior subordinated debt	BBB+	A3	A-
Commercial paper	A-2	P-1	F-1

Household Bank, f.s.b.
Senior debt	A-	A2	A
Subordinated debt	BBB+	A3	A-
(long/short term)	A- /A-2	A2/P-1	A+/F-1
Bank Notes	A-2	P-1	F-1

HFC Bank plc
Senior debt	A-	A2	A+
Commercial paper	A-2	P-1	NR

NR - Not rated

* - All ratings on Ratings Watch Negative.